Exhibit 10.3

SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

OF REAL PROPERTY AND ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (“Second Amendment”) between GREIT-SUTTER SQUARE, LP, a California limited partnership, (“Seller”), G REIT LIQUIDATING TRUST, a Maryland trust (“Seller Guarantor”), and CHEQUERS SUTTER SQUARE, LLC, a California limited liability company (“Buyer”) (seller, Seller Guarantor and Buyer sometimes hereafter referred to individually as “Party” and collectively as “Parties”), is made and entered into as the latest date set forth below.

WHEREAS, the Parties hereto have entered into a certain Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated October 3, 2012 (“Original Agreement”); and

WHEREAS, the Parties entered into the Assignment of Agreement for Purchase and Sale of Real Property and Escrow Instructions dated November 1, 2012; and

WHEREAS, the Parties entered into the First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions (“First Amendment”) dated November 19, 2012; and

WHEREAS, this Second Amendment is permitted pursuant to Section 17 of the Original Agreement, provided it is agreed and executed by all Parties.

NOW THEREFORE, in consideration of the mutual promises and covenants contained hereinafter, the Parties hereto, agree as follows:

1. The Closing as set forth in Section 2 of the First Amendment shall be extended from the original date of December 21, 2012, until and including December 31, 2012.

2. The new Closing Date as set forth in Section 7.2 of the Original Agreement shall now be Monday, December 31, 2012.

3. All the remaining terms and conditions of the Original Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the day and year set forth below.

SELLER:	GREIT-SUTTER SQUARE, LP,
a California limited partnership

	By:	/s/ Todd A. Mikles
	Name:	Todd A. Mikles
	Title:	Manager

EXECUTED on this the 21 day of December 2012.

SELLER GUARANTOR:	G REIT LIQUIDATING TRUST, a Maryland trust

	By:	/s/ Gary Wescombe
	Name:	Gary Wescombe
	Its:	Trustee

EXECUTED on this the 21 day of December 2012.

BUYER:	Chequers-Sutter Square, LLC, a California limited liability company

	By:	/s/ Todd A. Mikles
Name: Todd A. Mikles
Title: Manager

EXECUTED on this the 21 day of December 2012.

[Signature Page to Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions]